Exhibit 32.2

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Louis Drapeau, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of InSite Vision Incorporated on Form 10-Q for the quarterly period ended September 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report of InSite Vision Incorporated on Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of InSite Vision Incorporated.

By:	/s/ Louis Drapeau
Name:	Louis Drapeau
Title:	Chief Financial Officer
(Principal Financial Officer)
Date:	November 13, 2013